                                                                    EXHIBIT 10.1


     NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES LAW OR ANY OTHER SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. 1                                                          U.S.  $10,000,000
                                                        Date: September 28, 2001

                              ORGANOGENESIS INC.
                       7% CONVERTIBLE SUBORDINATED NOTE
                              DUE MARCH 29, 2004

          FOR VALUE RECEIVED, Organogenesis Inc. a corporation organized and existing under the laws of the State of Delaware, having a principal place of business at 150 Dan Road, Canton, Massachusetts 02021 (the "Company") promises to pay to Novartis Pharma AG, or its registered assigns (the "Holder"), the principal sum of Ten Million Dollars ($10,000,000), on March 29, 2004 or such earlier date that this Note is required to be repaid as provided hereunder (as such date may be extended pursuant to Section 1.1, the "Maturity Date") and to pay interest on the principal sum outstanding under this Note at the rate of 7% per annum (or otherwise as described in Section 1.3) as described herein.

   Section 1.  Payment.

          1.1 Payment of Principal. The Company shall pay all outstanding principal due on this Note on the Maturity Date or earlier as provided in
Section 5.2 herein. Such payment on the Maturity Date shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt. Any earlier conversion of the principal and interest thereon in accordance with provisions of Section 5 shall be in the form of Common Stock on the principal balance so converted and in the manner described in Section 1.3 as to the payment of accrued interest. Notwithstanding the foregoing, the Company may, by written notice to the Holder delivered on or before March 1, 2004, extend the Maturity Date hereof to a date no later than the first anniversary of the issuance of this Note in the event that each of the other 7% Convertible Subordinated Notes of the Company due March 29, 2004 then outstanding have been duly amended to extend the maturity date thereof to a date no earlier than the Maturity Date as extended pursuant to this sentence.

          1.2  Prepayment of Principal and Interest.  Except as set forth in
Section 5 herein, this Note may not be prepaid in whole or in part at any time.

          1.3  Payment of Interest.   The Company shall pay all outstanding
interest due on this Note semi-annually or earlier as provided in Section 5.2 herein. Interest will be payable on each of September 30 and March 31 (each an "Interest Payment Date") of each year this Note is outstanding. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance and shall continue until the following Interest Payment Date. Notwithstanding the foregoing, upon receipt of a notice of conversion in accordance with the provisions of Section 5 herein by either the Holder or the Company, interest shall be payable in full within five (5) days following conversion of the Note as to all accrued interest due on the principal sum outstanding under this Note that has been converted into the Company's Common Stock through such conversion date. Interest shall be calculated on the basis of a 360-day year and for the actual number of days elapsed. Interest hereunder will be paid to the person in whose name this Note is registered on the records of the Company regarding registration and transfers of the Note (the "Note Register"). All sums hereunder shall bear interest, payable on demand, at the rate of 10% per annum from the Maturity Date through the date of payment or such earlier date in which this Note is accelerated or converted through and including the date of payment, or from the Interest Payment Date until the date of payment. All of the foregoing payments of interest (other than payments subsequent to the Maturity Date) shall be made in
(a) such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt, (b) in Common Stock (as defined in Section 6), or (c) in any combination of (a) and (b), at the Company's option (subject to the provisions of this Section 1.3 and Section 5.12). For purposes of clause (b), the value of one share of Common Stock shall be, on the Interest Payment Date, the Maturity Date or on the date of conversion of the Convertible Note pursuant to Section 5 hereof, as applicable, an amount that is equal to the average of the Per Share Market Value for one share of Common Stock for the twenty (20) Trading Days immediately preceding such date. Notwithstanding the foregoing, the Company is not permitted to pay any sums due hereunder in the Company's Common Stock at any time when resale of such Common Stock by the Holder shall be restricted or limited by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or shares of Common Stock are not listed for trading. Notwithstanding anything to the contrary contained herein, the Company may not issue shares of Common Stock in payment of the interest on principal if: (i) there is an insufficient number of authorized shares of Common Stock reserved (pursuant to Section 9.2 of the Securities Purchase Agreement, dated as of February 23, 2001, executed by the Company and the original Holder, as amended from time to time (the "Purchase Agreement") for issue for full conversion of all of the Notes issued pursuant to the Purchase Agreement; (ii) such shares are not either registered for resale or freely transferable by the Holder without volume restrictions pursuant to Rule 144(k) promulgated under the Act, as determined by outside counsel to the Company reasonably acceptable to the Holder pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for such shares; (iii) such shares are not listed or quoted on the American Stock Exchange or any Other Exchange (as defined in the Purchase Agreement); (iv) at any time when the Company is not in compliance with Section 5.10(g) of the Purchase Agreement with respect to such shares, (v) at any time when the issuance of such shares would violate the listing agreement of the Company with the American Stock Exchange or any Other Exchange (as defined in the Purchase Agreement) or (vi) an Event of Default has occurred and is continuing or an event that, with the passage of time or giving of notice or both would constitute an Event of Default, has occurred and is continuing.

   Section 2. Owner of Note. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

   Section 3.  Subordination.

          3.1  Note Subordinated to Senior Debt.   The payment of principal of,
interest on, and all other amounts payable with respect to, this Note (collectively, the "Subordinated Payments") are hereby subordinated and junior in right of payment, to the extent and in the manner set forth herein to all Senior Debt. As used herein, the term "Senior Debt" shall mean with respect to the Company (i) (A) all indebtedness for money borrowed from any bank, trust company, insurance company or other financial institution, including commercial paper and accounts receivable sold or assigned by the Company to such institutions outstanding as of February 23, 2001, (B) all obligations of the Company as lessee under leases of real or personal property outstanding as of February 23, 2001 and (C) any indebtedness or obligations from any refinancing, replacements or extensions of any of the foregoing to the extent that the principal amount so refinanced, replaced or extended is not increased as a result thereof; provided any such indebtedness or obligation under this clause
(i) is not convertible into Common Stock and (ii) (A) all other indebtedness for money borrowed from any bank, trust company, insurance company or other financial institution, including commercial paper and accounts receivable sold or assigned by the Company to such institutions designated as Senior by the Company in a written notice to the Holder and (B) all obligations of the Company as lessee under other leases of real or personal property designated as Senior Debt by the Company in a written notice to the Holder, provided, any such indebtedness or obligation under this clause (ii) is not convertible into Common Stock, provided further, that at no time shall the aggregate amount of principal and rental payments (as applicable) designated by the Company as Senior Debt pursuant to this clause (ii) exceed $20,000,000 (and any purported designation in excess thereof shall be void and of no effect). This Section 3 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, and such provisions are made for the benefit of the holders of Senior Debt. This Note is binding upon the Company and its permitted successors and assigns and the Holder and its endorsees, each of whom, by its acceptance of this Note, agrees to be bound by and comply with all of the provisions of this Note. For the avoidance of doubt, nothing in this Section 3.1 shall prohibit the Company from incurring indebtedness for money borrowed or obligations under leases not constituting Senior Debt hereunder.

          3.2 Payment Upon Dissolution, Etc. Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, by way of set-off or otherwise of the Company (all such payments and distributions being referred to collectively as "Distributions"), upon any dissolution, winding up, liquidation (partial or complete) or reorganization of the Company (whether voluntary or involuntary and whether in bankruptcy, insolvency, receivership or other proceedings, or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise), each of the Company and the Holder, by acceptance hereof, covenants and agrees that:

          (a) all Senior Debt shall first be paid in full, or provision made for such payment, in accordance with the terms of such Senior Debt and the documents evidencing such Senior Debt (hereinafter, "Senior Debt Documents") before any payment or distribution of any Distribution is made on account of any Subordinated Payments and before the Holder shall be entitled to retain any amounts so paid or distributed in respect thereof;

          (b) any payments or distribution of any Distribution to which the Holder would be entitled except for the provisions of this Section, shall be paid or delivered by the Company or any debtor, custodian, receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the holders of Senior Debt or their representative or representatives or to the trustee or agent under any Senior Debt Document, as their respective interests may appear, to the extent necessary to pay in full all Senior Debt remaining unpaid in accordance with the terms of such Senior Debt and the Senior Debt Documents, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt, before any payment or distribution is made to the Holder of this Note; and

          (c) in the event that, notwithstanding the foregoing, any payment or distribution of any Distribution shall be received by the Holder of this Note before all Senior, Debt is paid in full, or provision made for the payment thereof; in accordance with the terms of such Senior Debt and the Senior Debt Documents, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Debt or their representative or representatives, or to the trustee or agent under any Senior Debt Document, as their respective interests may appear, to the extent necessary to pay in full all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

          The Company shall give prompt written notice to the holders of the Convertible Notes of any dissolution, winding up, total liquidation or
reorganization of the Company within the meaning of this Section 3.2.   Upon any
payment or distribution of assets of the Company referred to in this Section 3.2, the holders of the Convertible Notes shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution, delivered to the holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 3.2.

          3.3 No Payment Under Certain Circumstances. No cash payment shall be made or agreed to be made, directly or indirectly, in cash, property or securities, or by way of set-off or otherwise, by the Company of any Subordinated Payment with respect to this Note if, at the time of such payment or immediately after giving effect thereto, the Company shall be in default in the payment of any principal of, premium, if any, or interest on, or any other amounts due with respect to, any Senior Debt.

          3.4  No Impairment.   Nothing contained in this Note is intended to or
shall impair, as between the Company, its creditors other than the holders of Senior Debt and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder, subject to the rights of the holders of Senior Debt, this Note, as and when the same shall become due and payable in accordance with its terms (subject to the, applicable requirements of the Internal Revenue Code concerning withholding of taxes), or is intended to or shall affect the relative rights of the holders and creditors of the Company other than the holders of Senior Debt, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law or under the terms of this Note subject to the rights, if any, under this Note, of the holders of Senior Debt in respect of Distributions received upon the exercise of any such remedy.

          3.5  Subrogation.   Subject to the payment in full of all Senior Debt
at the time outstanding, the Holder shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which, by its express terms, ranks on a parity with this Note and is entitled to like rights of subrogation) to the rights of the holders of Senior Debt (to the extent of payments or distributions previously made to such holders of Senior Debt pursuant to this
Note) to receive payments or distributions of assets or securities of the Company payable or distributable to holders of the Senior Debt until all Subordinated Payments with respect to this Note shall be paid in full. For purposes of such subrogation, no payments or distributions on the Senior Debt shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holder, be deemed to be a payment of distribution by the Company to or on account of the Senior Debt, and no payments or distributions to the Holder of assets or securities by virtue of the subrogation herein provided for shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holder, be deemed to be a payment to or on account of this Note. The provisions of this Section are and are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of Senior Debt, on the other hand.

          3.6  No Impairment of Rights.   No right of any present or future
holder of any Senior Debt of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Note, regardless of any knowledge thereof with which any such holder may have or be otherwise charged.

          3.7  Waiver of Notice.   The Holder, by its acceptance hereof; waives
all notice of the acceptance of the subordination provisions contained herein by each holder of Senior Debt, whether no outstanding or hereafter incurred, and waives reliance by each such holder upon such provisions.

          3.8 Subordination Rights Not Impaired by Acts/Omissions of the Company or Holders of Senior Debt. The holders of Senior Debt may at any time or from time to time, and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, renew or alter, any Senior Debt, or amend or supplement any Senior Debt Document, or exercise or refrain from exercising any other of their rights under the Senior Debt including without limitation the waiver of default hereunder, all without notice to or assent from the Holder. No right of any present or future holders of any Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder or by any noncompliance by the Company with the terms of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

   Section 4.  Default.

          4.1 Event of Default. As used herein, the term "Event of Default", means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any Federal, state, local or foreign administrative or governmental body):

          (a) any default in the payment of the principal of, interest on or liquidated damages in respect of, this Note, as and when the same shall become due and payable on the Conversion Date, the Maturity Date, by acceleration or otherwise and which for payments of interest only shall continue for a period of three (3) days after the date such payment was due;

          (b) any representation or warranty of the Company shall prove to have been incorrect when given under this Note, the Purchase Agreement or under any document delivered hereunder or thereunder;

          (c) the Company shall fail to observe or perform in any covenant or agreement under, or otherwise commit any breach of; this Note or the Purchase Agreement, and such failure or breach shall not have been remedied within 30 days after the date on which notice of such failure or breach shall have been given;

          (d) the Company or any of its subsidiaries shall commence, or there shall be commenced against such entity a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the

     Company or any of its subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or her after in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company or any subsidiary thereof shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or

          (e) the Common Stock shall be delisted from the American Stock Exchange or any other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon without being relisted or having such suspension lifted, as the case may be, within 30 Trading Days.

          4.2 Effect of Event of Default. If during the time that any portion of this Note remains outstanding, any Event of Default occurs and is continuing, and in every such case, then the Holder may, by notice to the Company, declare the full principal amount of this Note, together with all accrued but unpaid interest hereon and other amounts owing hereunder to the date of acceleration, to be immediately due and payable in cash without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything herein contained to the contrary, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

   Section 5.  Conversion.

          5.1 Conversion by Holder. Subject to Sections 5.11 and 5.12 and the last sentence of this Section, at any time upon fifteen (15) days' prior written notice to the Company at any time and from time to time from the date hereof and prior to the close of business on the Maturity Date or earlier as set forth in this Section 5, the principal sums due under this Note shall be convertible into shares of Common Stock at the Conversion

Price, at the option of the Holder in whole or in part. The Company may waive the fifteen (15) day notice requirement at its sole discretion as to any Holder or Holders. The Holder shall effect conversions by surrendering this Note (or such portions thereof) to be converted, together with the form of conversion notice attached hereto as Exhibit A (the "Holder Conversion Notice") to the Company. Each Holder Conversion Notice shall specify the principal amount of this Note to be converted (which may not be less than $100,000 or such lesser principal amount of this Note then held in the aggregate by such Holder) and the date on which such conversion is to be effected (which, in any event, shall be no less than fifteen (15) days from the date of such notice unless waived, by the Company as set forth above) (the "Holder Conversion Date"). If no Holder Conversion Date is specified in a Holder Conversion Notice, the Holder Conversion Date shall be the date that is fifteen (15) days after the date that the Holder Conversion Notice is deemed delivered pursuant to Section 5.10. Each Holder Conversion Notice may be revoked and rescinded at the election of the Holder exercised in its sole discretion prior to the Holder Conversion Date. If the Holder is converting less than all of the principal amount represented by this Note or if a conversion hereunder cannot be effected in hull for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 5.10) a new Note for such principal amount as has not been converted. Interest on the Note shall continue to accrue through the Holder Conversion Date. Notwithstanding the foregoing, no Holder shall be permitted to exercise its conversion rights under this Section if and to the extent that (i) such Holder is (or as a result of such conversion would become) an Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of the Company and, as a result of such Affiliate status, the resale by the Holder of such Common Stock would be restricted or limited by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or (ii) the issuance of Common Stock upon conversion would violate the listing agreement of the Company with the American Stock Exchange or any Other Exchange (as defined in the Purchase Agreement).

          5.2  Company Conversion.   Subject to Section 5.12 and this Section
5.2, at the Company's option, at any time on or after March 31, 2002, the principal amount of this Note may be prepaid in whole or in part by (a) conversion of such principal sums into shares of Common Stock at the Conversion Price, (b) cash or (c) any combination of payment in Common Stock at the Conversion Price and cash, provided however, that the Company is not permitted to deliver a Company Conversion Notice (as defined below) payable in whole or in part in Common Stock, (i) at any time when the public resale of such Common Stock by the Holder shall be restricted or limited (as to amount or timing) by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or any applicable state securities laws (including, without limitation, by reason of the Holder's status as an Affiliate of the Company or the failure of the Company to effect a registration statement, and as a consequence of such failure such Common Stock is not freely tradable by the Holder), (ii) at any time when shares of Common Stock are not listed for trading on the American Stock Exchange or any Other Exchange (as defined in the Purchase Agreement), (iii) at any time when the Company is not in compliance with Section 5.10(g) of the Purchase Agreement with respect to such Common Stock, (iv) at any time when the issuance of Common Stock upon conversion would violate the listing agreement of the Company with the American Stock Exchange or any Other Exchange (as defined in the Purchase Agreement) or (v) if an Event of Default has occurred and is continuing or an event that, with the passage of time or giving of notice or both would constitute an Event of Default, has occurred and is continuing. The Company shall effect such conversion by delivering to the Holder a written notice in the form attached hereto as Exhibit B (the "Company Conversion Notice"), which Company Conversion Notice, once given, shall be irrevocable. Each Company Conversion Notice shall specify the principal amount together with accrued interest of this Note (which may not be less than $100,000 or such lesser principal amount and accrued interest of this Note then held in the aggregate by such Holder) to be converted. The Company shall deliver such Company Conversion Notice at least fifteen (15) days before the date of conversion (such date being hereinafter referred to as the "Company Conversion Date"). Upon its receipt of a Company Conversion Notice, the Holder shall surrender the principal amount of this Note subject to such notice at the office of the Company or of any transfer agent for this Note or Common Stock. If the Company is converting less than the aggregate principal amount of this Note, the Company shall, upon conversion of the principal amount of this Note subject to such Company Conversion Notice and receipt of this Note surrendered for conversion, deliver to the Holder, a replacement Note for such principal amount of this Note as has not been converted. Each of a Holder Conversion Notice and a Company Conversion Notice is sometimes referred to herein as a "Conversion Notice," and each of a "Holder Conversion Date" and a "Company Conversion Date" is sometimes referred to herein as a "Conversion Date."

          5.3  Delivery of Certificates.   Not later than five (5) Trading Days
after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions representing the number of shares of the Common Stock being acquired upon the conversion of the Note, (ii) a new Note in a principal amount equal to the principal amount of the Note not converted; and (iii) a check in the amount of all accrued and unpaid interest (if the Company has elected to pay accrued interest in cash), together with all other amounts then due and payable in accordance with the terms hereof, in respect of the portion of this Note tendered for conversion or, if the Company has elected to pay accrued interest in shares of the Common Stock, certificates, which shall be free of restrictive legends and trading restrictions, representing such number of shares of the Common Stock as equals such interest due as set forth in Section 1.3 herein; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the principal amount of this Note until this Note is either delivered for conversion to the Company or any transfer agent for this Note or the Common Stock, or the Holder notifies the Company that such Note has been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith (in which case the Company shall issue a replacement Note in like principal amount). The Company shall, upon request of the Holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, are not delivered to or as directed by the applicable Holder by the fifth Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the Note tendered for conversion.

          If the Company shall fail to issue to a Holder on a timely basis as described in this Section 5.3 the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion of this Convertible Note, the Company shall pay damages to such Holder equal to the greater of (A) actual damages incurred by such holder as a result of such Holder's having needed to "buy in" shares of Common Stock to satisfy its securities delivery requirements ("Buy In Actual Damages") and (B) on each date such conversion is not timely effected, an amount equal to one percent (1%) of the product of (A) the number of shares of Common Stock not issued to the Holder on a timely basis and to which such holder is entitled and (B) the Closing Bid Price of the Common Stock on the last possible date on which the Company could have issued such Common Stock to such holder with out violating this Section 5.3.

          5.4  Conversion Price.   The "Conversion Price" shall be $4.84
provided that, (a) if any public resale of Common Stock by the Holder shall be restricted or limited by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or any applicable state securities laws (including, without limitation, by reason of the Holder's status as an Affiliate of the Company or the failure of the Company to effect a registration statement, and as a consequence of such failure such Common Stock is not freely tradable by the Holder), or (b) if trading in the Common Stock shall be suspended for any reason for more than five Trading Days, or (c) if the conversion rights of the Holder of this Note hereunder are suspended for any reason (any such failure being referred to as an "Event," and for purposes of clauses (a) and (c) the date on which such Event occurs, or for purposes of clause (b) the date on which such five (5) Trading Day period is exceeded, being referred to as "Event Date"), the Conversion Price shall be decreased by 1% on the Event Date and each monthly anniversary thereof until such time as the applicable Event is cured (i.e., the Conversion Price would decrease by 1% as of the Event Date and 2% as of the one month anniversary of such Event Date). Any decrease in the Conversion Price pursuant to this Section shall remain in effect notwithstanding the fact that the Event causing such decrease has been subsequently cured and further monthly decreases have ceased. The provisions of this Section are not exclusive and shall in no way limit the Company's obligations under the Purchase Agreement.

          5.5  Adjustments to Conversion Price.   The Conversion Price and
number of shares of Common Stock issuable upon conversion of this Note are subject to adjustment from time to time as set forth in this Section 5.5 or otherwise. Upon each such adjustment of the Conversion Price pursuant to this
Section 5.5 or otherwise, the Holder shall thereafter be entitled to convert this Note, at the Conversion Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon conversion of this Note immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment.

          (a)  If the Company shall at any time while this Note is outstanding
     (i) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of the Common Stock, (ii) subdivide outstanding shares of the Common Stock into a larger number of shares, or
     (iii) combine outstanding shares of the Common Stock into a smaller number of shares, the Conversion Price then in effect shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section 5.5(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

          (b) If the Company shall at any time while this Note is outstanding, issue rights or warrants to all holders of the Common Stock (and not to the Holder in its capacity as holder of this Note in an amount equal to its pro rata portion as if this Note had been converted into Common Stock on the record date therefor) entitling them to subscribe for or purchase shares of the Common Stock at a price per share less than the Per Share Market Value of the Common Stock at the record date mentioned below, the Conversion Price then in effect shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of the Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 5.5(b), if any such right or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5.5 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase, only that number of shares of the Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

          (c) If the Company shall at any time while this Note is outstanding, distribute to all holders of the Common Stock (and not to the Holder in its capacity as holder of this Note in an amount equal to its pro rata portion as if this Note had been converted into Common Stock on the record date therefor) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any Company security (excluding those referred to in Sections 5.5 (a) and (b) above), then in each such case the Conversion Price at which the Note shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed as determined by the Board of Directors in good faith applicable to one outstanding share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (d) All calculations under this Section 5.5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

          (e)  Whenever the Conversion Price is adjusted pursuant to Section 5.5
     (a), (b) or (c), the Company shall promptly mail to the Holder of this Note in accordance with Section 5.10, a notice setting forth the conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (f) In case of any reclassification or change of the shares of Common Stock issuable upon conversion of this Note (other than a change in par value, or as a result of a subdivision or combination (covered by (a) above), but including any change in the shares into one or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive shares of stock (other than Common Stock), other securities, property or cash) of the shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination, but including any change in the shares into one or more classes or series of shares), then the Holder shall have the right thereafter to convert this Note only into the shares of stock and other securities of the Company and property receivable or deemed to be held by holders of Common Stock following such reclassification, change, consolidation or merger, and the Holder shall thereafter upon conversion of this Note be entitled to receive such amount of securities or property attributable to the number of shares of Common Stock such Holder would have been entitled to receive had such Holder converted this Note immediately prior to such action. The terms of any such reclassification or other action shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 5.5(1) upon any exercise following such reclassification or other action.

          (g) In case of any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall (i) execute an agreement, signed by the successor, leasing or purchasing corporation and the Holder, providing that the Holder shall have the right thereafter to receive upon conversion of this Note, solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Note might have been converted immediately prior to such consolidation, merger, sale, lease or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in this Section 5.5.

          (h)  If:

               A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

               B. the Company shall declare a special nonrecurring cash dividend on or a redemption (other than redemptions of the stock of employees upon their termination of employment with the Company) of its Common Stock or

               C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the

                   Common Stock is converted into other securities, cash or property; or

               E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder of this Note at its last address as it shall appear upon the stock books of the Company, no later than forty-five (45) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is not to be taken, the date as of which the holders of the Common Stock of record to e entitled to such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or
(y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange; provided however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Note during the period commencing the date of such notice to the effective date of the event triggering such notice.

          5.6 Conditions Adversely Affecting Holder. If at any time conditions shall arise by reason of action taken by the Company which in the good faith opinion of the Board of Directors are not adequately covered by the other provisions hereof and which night adversely affect the rights of the Holder (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the adverse effects of such action on the rights of the Holder at least thirty (30) calendar days prior to the effective date of such action, and an appraiser mutually acceptable to the Holder and the Company shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 5), of the Conversion Price (including, if necessary, any adjustment as to the securities into which this Note may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the Holder. The determination of the appraiser shall be final.

          5.7 Reservation of Common Stock. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, such number of shares of Common Stock as shall be from time to time sufficient to effect the conversion of this Note (taking into account the adjustments and restrictions of Section 5.5) and payment of interest hereunder in Common Stock in accordance with the terms hereof and of the Purchase Agreement. The Company covenants that all shares of the Common Stock that shall be so issuable, when issued, shall be duly and validly authorized, issued and fully paid, nonassessable, shall be issued to the Holder pursuant to an effective registration statement in compliance with the Securities Act, and shall be freely tradable.

          5.8 No Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Conversion Price at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          5.9 Payment of Transfer Taxes, Etc. The issuance of certificates, for shares of Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          5.10 Notices. Any and all notices or other communications or deliveries to be provided by the Holder of this Note hereunder, including, without limitation, any Holder Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 150 Dan Road, Canton, MA 02021 (facsimile number
(781) 575-1570, Attention: President and Chief Executive Officer and Chief Financial Officer, with copy to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 Attention: Ezra G. Levin, Esquire (facsimile number (212) 715-8000), or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Holder of this Note at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, Attention: Morton A. Pierce, Esquire (facsimile no.: (212) 259-6333). Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such date is a Business Day and such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Eastern Standard time), (ii) the Business Day immediately succeeding the date of transmission, if such date of transmission is not a Business Day or such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:30 p.m. (Eastern Standard time) on any date and earlier than 11:59 p.m. (Eastern Standard time) on such date, (iii) four days after deposit in the United States mails, (iv) the Business Day following the date of mailing, if send by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

          5.11 Other Actions. Notwithstanding anything in this Article V to the contrary, in the event of the occurrence of any of the following: (i) any Persons is or becomes the "beneficial owner" as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, directly or indirectly, of more than 35% of the Common Stock or (ii) individuals who at the date hereof constituted the Board of Directors (together with any such individuals whose election by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a majority of the directors then still in office who were directors on the date hereof or persons whose election as directors or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office,
(iii) a tender or exchange offer made to the stockholders of the Company, (iv) the Company delivers a Company Conversion Notice of its intent to prepay this
Note in cash or in any combination of cash and Common Stock, or (v) the Company enters into an agreement for the consolidation of the Company with, or merger of the Company with or into, another corporation, or the sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, the Holder shall be entitled to convert this Note in whole or in part into shares of Common Stock immediately upon prior written notice to the Company. The Holder shall effect conversion by surrendering this Note (or such portions thereof) to be converted together with a Conversion Notice, which shall specify the principal amount of this Note to be converted and the Holder Conversion Date (which shall be no less than five (5) days from the date of such notice).

          5.12 Restrictions on Common Stock Conversions. If this Note is issued after the occurrence of an Anniversary MAE (as defined in the Purchase Agreement), after the occurrence of a development, circumstance or event which constitutes a Material Adverse Effect (as defined in the Purchase Agreement) or after a material adverse change to the financial condition or operations of the Company (collectively, an "MAE Event"), then, notwithstanding any provision to the contrary in Section 1.3 or 5.2, the Company shall not have the right to pay any principal of or interest on, this Note by conversion into Common Stock unless and until, in the reasonable judgment of the Holder, the business, properties, operations, prospects, condition (financial and otherwise) and results of operation of the Company and its Subsidiaries have been restored to a position as if such MAE Event had not occurred (including, without limitation, recoupment by the Company of net worth equal to the aggregate amount of all costs, expenses and liabilities (whether direct, indirect, actual or contingent) incurred by the Company and its Subsidiaries, if any, in connection with such MAE Event (or the correction or negation of the effect thereof)). If (A) this Note is issued after the occurrence of an MAE Event, (B) the Company does not then have the right to pay interest or principal on this Note by conversion into Common Stock by operation of the immediately preceding sentence and (C) the Holder has issued a Holder Conversion Notice, then, notwithstanding the issuance of such Holder Conversion Notice, the Company shall have the right, in lieu of such conversion, to prepay all (but not less than all) of the principal amount of this Note then outstanding, together with accrued and unpaid interest thereon, in cash provided that such payment in full is made on or before the Holder Conversion Date set forth in such Holder Conversion Notice.

          Section 6. Definitions. For the purposes hereof; the following terms shall have the following meanings:

          "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in Boston are authorized or required by law or other government action to close.

          "Common Stock" means the common stock, $.0l par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

          "Original Issue Date" shall mean the date of the first issuance of this Note regardless of the number of transfers of this Note and regardless of the number of instruments which may be issued to evidence this Note.

          "Per Share Market Value" means on any particular date (a) the closing price per share of the Common Stock on such date on the American Stock Exchange or other stock exchange or quotation system on which the Common Stock is then listed or if there is no such price on such date, then the closing price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the American Stock Exchange or any stock exchange or quotation system, the closing price for a share of Common Stock in the OTC Bulletin Board or the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") mutually selected in good faith by the Holders of a majority in interest of the Notes and the Company. Any determination made by the Appraiser shall be final and binding upon the Company and the Holder.

          "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

          "Trading Day" means (a) a day on which the Common Stock is traded on the American Stock Exchange or other stock exchange or market on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the American Stock Exchange or any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

   Section 7. No Impairment. Except as expressly provided in Section 3 or as elsewhere provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the securities, coin and currency, herein prescribed.

   Section 8. Indemnity. The Company hereby agrees to indemnify the holder of this Note against, and hold the holder hereof harmless from, any and all claims, losses, costs and expenses incurred by the holder hereof incidental to or in any way relating to the enforcement of this Note, the protection of its rights hereunder or the transactions contemplated hereby, including but not limited to reasonable attorneys' fees and expenses incurred by the holder hereof (whether or not a proceeding has been commenced).

   Section 9. Submission to Jurisdiction. The Company and, by its acceptance hereof; the Holder each hereby (i) irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in New York City, in the Borough of Manhattan, solely for the purposes of any suit, action or proceeding arising out of or related to the transactions contemplated by this Note; (ii) irrevocably waives, to the fullest extent permitted by Jaw, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in any court of the State of New York or of the United States sitting in New York City, in the Borough of Manhattan, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum, and (iii) irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at the address appearing below its signature on the signature page hereof or, in the case of the Holder, to the Holder at Lichtstrasse 35, CH-4002, Basel, Switzerland, with copy (which shall not serve as service) to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, such service to become effective 30 days after such mailing or in any other manner permitted by applicable law. In connection with the service of any such legal process, the Company and the Holder each hereby agrees that service of process as provided above shall be deemed adequate service. Nothing contained herein shall preclude the Company or the Holder from instituting legal proceedings in the courts of any other jurisdiction having or claiming jurisdiction in respect of this Note.

   Section 10.  No Right As Stockholder. This Note shall not entitle the
Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

   Section 11. Lost Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof; and indemnity (which, in the case of the original Holder hereof; shall be in the form of its unsecured indemnity agreement), if requested, all reasonably satisfactory to the Company.

   Section 12. Governing Law: Waiver of Jury Trial. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF, BASED UPON, OR IN ANY WAY CONNECTED TO, THIS NOTE.

   Section 13. Waivers. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

   Section 14. Invalidity. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

   Section 15. Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                              ORGANOGENESIS INC.


                              By: /s/ Michael Sabolinksi
                                  ----------------------
                                  Michael Sabolinski, President and Chief
                                  Executive Officer



Attest:


By:  /s/ John J. Arcari
     ------------------
     Name:  John J. Arcari
     Title:  Chief Financial Officer

                                   EXHIBIT A

                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby elects to convert Note No. [ ] into shares of Common Stock, $.0l par value per share (the "Common Stock"), of ORGANOGENESIS INC.
(the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:


                         ------------------------------------------------------
                         Date to Effect Conversion


                         ------------------------------------------------------
                         Principal Amount of Note to be Converted


                         ------------------------------------------------------
                         Remaining Principal Balance Following Note Conversion


                         ------------------------------------------------------
                         Number of shares of Common Stock to be Issued


                         ------------------------------------------------------
                         Applicable Conversion Price


                         ------------------------------------------------------
                         Signature


                         ------------------------------------------------------
                         Name


                         ------------------------------------------------------
                         Address

The Company undertakes to promptly upon its receipt of this conversion notice (and, in any case prior to the time it effects the conversion requested hereby), notify the converting holder by facsimile of the number of shares of Common Stock outstanding on such date and the number of shares of Common Stock which would be issuable to the holder if the conversion requested in this conversion notice were effected in full.

                                   EXHIBIT B

                               ORGANOGENESIS INC.

                       NOTICE OF CONVERSION OR REDEMPTION
                        AT THE ELECTION OF TILE COMPANY

The undersigned in the name and on behalf of ORGANOGENESIS INC. (the "Company") hereby notifies the addressee hereof that the Company hereby elects to exercise its right to [convert [in part] the above Note No. [ ]into shares of Common Stock, $.01 par value per share (the Common Stock), of the Company] [and to] [redeem [in part] the above Note No. [ ] in cash] according to the conditions hereof; as of the date written below. No fee will be charged to the Holder for any conversion hereunder, except for such transfer taxes, if any, which may be incurred by the Company if shares are to be issued in the name of a person other than the person to whom this notice is addressed.

Conversion calculations:


                         ------------------------------------------------------
                         Date to Effect Conversion or Redemption


                         ------------------------------------------------------
                         Principal Amount of Note to be Converted or Redeemed


                         ------------------------------------------------------
                         Remaining Principal Balance Following Note Conversion


                         ------------------------------------------------------
                         Amount of payment in cash, if any


                         ------------------------------------------------------
                         Applicable Conversion Price


                         ------------------------------------------------------
                         Signature


                         ------------------------------------------------------
                         Name


                         ------------------------------------------------------
                         Address


                                      B-1